Exhibit 10.9

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SECOND AMENDMENT TO

EXCLUSIVE DISTRIBUTION AGREEMENT

This Second Amendment (this “Amendment”) to Exclusive Distribution Agreement is entered into as of January 15, 2014 (the “Effective Date”), by and between Zimmer Dental Inc., a Delaware corporation (“Zimmer”), and RTI Biologics, Inc., a Delaware corporation (‘‘RTI”). Unless otherwise defined herein, capitalized terms shall have the meanings given to them in the Agreement (as defined below).

Recitals

A.    Zimmer and RTI entered into an exclusive Distribution Agreement on September 30, 2010, as amended on September 27, 2011 (the “Agreement”).

B.    Zimmer and RTI desire to amend the Agreement and provide for certain other matters as set forth in this Amendment.

Agreement

For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution and delivery of this Amendment, Zimmer and RTI agree as follows:

1.    New Implants. Exhibit A to the Agreement is hereby amended by adding the implants (and their respective Fees, lead times, labeled shelf life and minimum shelf life) set forth on Exhibit A to this Amendment (the “New Implants”). Except as specifically set forth in this Amendment, the New Implants shall be deemed “Implants” for all purposes under the Agreement.

2.    Territory. The “Territory” for the New Implants is the entire world.

3.    Fees. The Fees for the New Implants set forth in Exhibit A shall be firm through December 31, 2016; thereafter such Fees will be subject to adjustment pursuant to Section 4.2 of the Agreement.

4.    Exactech’s Existing Distribution Agreement. Zimmer acknowledges that, as contemplated under Section 2.2 of the Agreement, RTI may continue to distribute the New Implants by and through Exactech pursuant to the Existing Distribution Agreement between RTI and Exactech. [****].

5.    Trademarks. Zimmer shall have the right to use RTI’s Trademarks for REGENAFIL® and REGENAFORM® in connection with the Distribution of the New Implants at the expiration of the Exactech existing distribution agreement on January 1, 2015.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

6.    Minimum Requirements. The Minimum Requirements set forth in the table in Section 3.9 of the Agreement shall apply only to the Implants other than the New Implants, and Firm Orders for the New Implants shall not count for purposes of satisfying such Minimum Requirements. The Minimum Requirements for the New Implants shall be as follows:

Calendar Year	Minimum Aggregate Fees
2013	[****]
2014	[****]
2015	[****]
2016 and each calendar year thereafter	[****]

The terms in Sections 3.9(a) - (e) of the Agreement shall apply separately for the New Implants (and the applicable Minimum Requirements), on the one hand, and the Implants other than the New Implants (and the applicable Minimum Requirements), on the other hand. By way of example, failure to meet the Minimum Requirements for the New Implants shall not affect Zimmer’s Distribution rights for the other Implants, and vice versa.

7.    Payments. Section 4.1 of the Agreement shall apply only to the Implants other than the New Implants. [****]

8.    Fee Rebate. [****].

9.    Inventory. Zimmer’s obligation to maintain Implant inventory pursuant to the second sentence of Section 5.2 of the Agreement shall not apply with respect to the New Implants.

10.    Shipping. RTI shall ship New Products that are frozen (as identified in Exhibit A) [****]. Except as provided in this Section 10, the shipping terms in the Agreement shall remain unchanged and shall apply to any New Products other than frozen New Products.

11.    Marketing Approvals. Exhibit E-1 to the Agreement is hereby amended by adding the Marketing Approvals for the New Implants set forth on Exhibit E-1 to this Amendment.

12.    Representations and Warranties. Each Party hereby represent s and warrants to the other Party that the execution, delivery and performance by it of this Amendment and the consummation by it of the transactions contemplated hereby do not and will not violate, conflict with, result in the breach or termination of, or constitute a default under (or event which, with notice, lapse of time or both, would constitute a default under), any contract or agreement to which it is a party or by which any of its properties or businesses are bound.

13.    Effect on the Agreement. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment is being effected in accordance with Section 13.4 of the Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

14.    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its choice of law rules.

[SIGNATURES ON FOLLOWING PAGE;

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, each party has caused this Amendment to be executed by its respective duly authorized representative as of the Effective Date.

RTI BIOLOGICS, INC.

By:	/s/ Robert Lane

Name:	Robert Lane

Title:	Executive Vice President, Operations

ZIMMER DENTAL, INC.

By:	/s/ Harold C. Flynn, Jr.

Name:	Harold C. Flynn, Jr.

Title:	President, Zimmer Dental

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT A

New Implants

Location	Description	Transfer Fee	Lead time Calendar Days	Label Shelf Life	Minimum Shelf Life
[****]	RegenaVate DBM Formable, 1cm x lcm x 0.5cm, 0.5cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Formable, 1cm x 2cm x 0.5cm, 1cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Formable, 1cm x 4cm x 0.5cm, 2cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Formable RT, 1cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Formable RT, 2cc	[****]	[****]	[****]	[****]
[****]	Italy-RegenaVate DBM Formable, 1cm x lcm x 0.5cm, 0.5cc	[****]	[****]	[****]	[****]
[****]	Italy-RegenaVate DBM Formable, 1cm x 2cm x 0.5cm, 1cc	[****]	[****]	[****]	[****]
[****]	Italy-RegenaVate DBM Formable, 1cm x 4cm x 0.5cm, 2cc	[****]	[****]	[****]	[****]
[****]	Italy-RegenaVate DBM Formable RT, 1cc	[****]	[****]	[****]	[****]
[****]	Italy-RegenaVate DBM Formable RT, 2cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Formable, 1cm x 0.5cm x 0.5cm, 0.5cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Formable, 1cm x 2cm x 0.5cm, 1cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Formable, 1cm x 4cm x 0.5cm, 2cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Formable RT, 1cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Formable RT, 2cc	[****]	[****]	[****]	[****]
[****]		[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Fill RT, 0.5cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Fill RT, 1cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Fill RT, 0.5cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Fill RT, 1cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Fill RT, 0.5cc	[****]	[****]	[****]	[****]
[****]	RegenaVate DBM Fill RT, 1cc	[****]	[****]	[****]	[****]
		[****]	[****]	[****]	[****]
	DEMO RegenaVate DBM Fill RT, 1cc	[****]	[****]	[****]	[****]
	DEMO RegenaVate DBM Formable RT, 1cc	[****]	[****]	[****]	[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT E-1

Marketing Approvals for New Implants

[****]